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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
March 11, 2016 (March 10, 2016)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 1.01	Entry into a Material Definitive Agreement

On March 10, 2016, Holly Energy Partners – Operating, L.P. (the “Borrower”), a wholly-owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”), entered into an Agreement and Amendment No. 5 to Second Amended and Restated Credit Agreement (the “Amendment”) with certain of its affiliates acting as guarantors, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), an issuing bank and a lender, and certain other lenders party thereto, which amends certain terms of the Second Amended and Restated Credit Agreement, dated February 14, 2011, among the Borrower, the Administrative Agent, and certain other lenders party thereto, as amended (the “Credit Agreement”). Principally, the Amendment increases the maximum amount of the revolving credit facility from $850,000,000 to $1,200,000,000.

The Amendment also increases the applicable margins and the applicable rate for the commitment fee under the Credit Agreement. As amended, indebtedness under the Credit Agreement bears interest, at the Borrower’s option, at either (a) the reference rate as announced by the Administrative Agent plus an applicable margin (ranging from 0.75% to 1.75%) or (b) at a rate equal to the London Interbank Offered Rate (“LIBOR”) plus an applicable margin (ranging from 1.75% to 2.75%). In each case, the applicable margin is based upon the ratio (the “Total Leverage Ratio”) of the Partnership and its Subsidiaries’ (as defined in the Credit Agreement) funded debt (as defined in the Credit Agreement) to EBITDA (earnings before interest, taxes, depreciation and amortization, as defined in the Credit Agreement). The Borrower incurs a commitment fee on the unused portion of the Credit Agreement at a rate ranging from 0.30% to 0.50% based upon the Total Leverage Ratio for the four most recently completed fiscal quarters.

The Credit Agreement is available to fund capital expenditures, investments, acquisitions, distribution payments and working capital and for general partnership purposes.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

    The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On March 11, 2016, the Partnership issued a press release announcing the Amendment. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

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(d)    Exhibits

Exhibit No.	Description
10.1
Agreement and Amendment No. 5 to Second Amended and Restated Credit Agreement dated March 10, 2016, among Holly Energy Partners — Operating, L.P., certain of its affiliates acting as guarantors, Wells Fargo Bank, National Association, as administrative agent, an issuing bank and a lender, and certain other lenders party thereto.

99.1	Press Release of the Partnership issued March 11, 2016 announcing the Amendment.*
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* Furnished herewith.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Vice President and Chief Financial Officer

Date:    March 11, 2016

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EXHIBIT INDEX

Exhibit No.	Description
10.1
Agreement and Amendment No. 5 to Second Amended and Restated Credit Agreement dated March 10, 2016, among Holly Energy Partners — Operating, L.P., certain of its affiliates acting as guarantors, Wells Fargo Bank, National Association, as administrative agent, an issuing bank and a lender, and certain other lenders party thereto.

99.1	Press Release of the Partnership issued March 11, 2016 announcing the Amendment.*
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* Furnished herewith.